UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

GSI COMMERCE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Beginning with its Quarterly Report on Form 10-Q for the first fiscal quarter of 2008, filed with the Securities and Exchange Commission on May 8, 2008, GSI Commerce, Inc. ( the “Registrant”) has reported its financial results on the basis of two reportable segments, E-Commerce Services and Interactive Marketing Services. Previously, the Registrant reported its financial results on the basis of one reportable segment. Slide 37 of the Registrant’s updated investor presentation materials, appearing as Exhibit 99.1, contains financial results by reportable segment for fiscal years 2006 and 2007 as if the Registrant had reported its financial results for these periods using its two currently reportable segments. A copy of the Registrant’s investor presentation materials, appearing as Exhibit 99.1, is furnished and not filed.

Item 7.01 Regulation FD Disclosure.

The Registrant has updated its written investor presentation materials. A copy of the Registrant’s presentation materials, appearing as Exhibit 99.1, is furnished and not filed.

Item 9.01 Financial Statements and Exhibits.

99.1 Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By: /s/ Arthur H. Miller
Arthur H. Miller
Executive Vice President

Dated: September 9, 2008

Exhibit Index

Exhibit No.	Description

99.1	Presentation Materials